     As filed with the Securities and Exchange Commission on August 15, 2000

                                                     Registration No. 333-43784

================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                Amendment No. 1

                                      to

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ____________

                             COMMAND SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                            06-1135009
(State or other jurisdiction of incorporation or          (I.R.S. Employer Identification Number)
              organization)

                             76 Batterson Park Road
                              Farmington, CT 06032
                                 (860) 409-2000

   (Address, including zip code, of registrant's principal executive offices)

                      COMMAND SYSTEMS, INC. 1997 EMPLOYEE,
                 DIRECTOR AND CONSULTANT STOCK PLAN, AS AMENDED

                            (Full title of the plan)

                                  ____________

                              MR. EDWARD G. CAPUTO
                     President and Chief Executive Officer
                             COMMAND SYSTEMS, INC.
                             76 Batterson Park Road
                             Farmington, CT  06032
                                 (860) 409-2000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ____________

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                             WARREN J. NIMETZ, ESQ.
                          Fulbright & Jaworski L.L.P.
                                666 Fifth Avenue
                            New York, New York 10103
                                 (212) 318-3000
                           Facsimile: (212) 318-3400

                                  ____________

================================================================================

Item  8.       Exhibits.

     5              Opinion of Fulbright & Jaworski L.L.P. *

     23.1           Consent of Ernst & Young LLP, independent auditors. +

     23.2 Consent of Fulbright & Jaworski L.L.P. (contained in their opinion constituting Exhibit 5). *

     24             Power of Attorney. *

-------------------

* Previously filed on Form S-8 with the Securities and Exchange Commission on August 15, 2000.
+  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington, Connecticut on the 16th day of August, 2000.

                                    COMMAND SYSTEMS, INC.

                                    By:  /s/ Edward G. Caputo
                                       ------------------------------------
                                       Edward G. Caputo
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                          Title                                           Date
---------                          -----                                           ----
*By: /s/ Edward G. Caputo          President, Chief Executive Office and           August 16, 2000
--------------------------------   Chairman of the Board (Principal executive
Edward G. Caputo                   officer)

          *                        Executive Vice President, Chief Financial       August 16, 2000
--------------------------------   Officer, Secretary and Director (Principal
Stephen L. Willcox                 financial and accounting officer)

          *                        Director                                        August 16, 2000
--------------------------------
John T. Crawford

          *                        Director                                        August 16, 2000
--------------------------------
John J.C. Herndon

          *                        Director                                        August 16, 2000
--------------------------------
Theodore Ketterer

          *                        Director                                        August 16, 2000
--------------------------------
James M. Oates

          *                        Director                                        August 16, 2000
--------------------------------
Joseph D. Sargent


INDEX TO EXHIBITS

Exhibit        Description
-------        -----------
No.
---

5              Opinion of Fulbright & Jaworski L.L.P. *

23.1           Consent of Ernst & Young LLP, independent auditors. +

23.2 Consent of Fulbright & Jaworski L.L.P. (contained in their opinion constituting Exhibit 5). *

24             Power of Attorney. *

------------------

* Previously filed on Form S-8 with the Securities and Exchange Commission on August 15, 2000.
+  Filed herewith.